EXHIBIT 32.1

                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Thomasville Bancshares, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on or about the date hereof (the "Report"), the undersigned, Stephen H. Cheney, President and Chief Executive Officer of the Company, does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1. The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By:  /s/ Stephen H. Cheney
     --------------------------------
     Stephen H. Cheney
     President and Chief Executive Officer
     March 25, 2004
     (principal executive, financial and accounting officer)